UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005
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                            ICONIX BRAND GROUP, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                   0-10593                          11-2481093
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(State or Other             (Commission                       (IRS Employer
Jurisdiction of             File Number)                    Identification No.)
 Incorporation)


1450 Broadway, New York, NY                                        10018
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         On September 22, 2005, Iconix Brand Group, Inc., a Delaware Corporation ("Registrant"), filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, among other things, its September 16, 2005 acquisition of substantially all of the assets of Rampage Licensing, LLC, a California limited liability company. The Registrant is filing this amendment to the Form 8-K to include the financial statements and pro forma financial information described in Item 9.01 below.


Item 9.01 Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

     Audited Financial Statements of Rampage Licensing, LLC:
     (Filed herewith as Exhibit 99.2)

         Index to Financial Statements

         Independent Auditors' Report

         Balance Sheet at December 31, 2004

         Statement of Income for the year ended December 31, 2004

         Statement of Members' Equity (Deficit) for the year ended December 31, 2004

         Statement of Cash Flows for the year ended December 31, 2004

         Notes to Financial Statements

         Independent Auditors' Report on Supplementary Information

         Supplementary Information - Schedule of Operating Expense (unaudited)

     Unaudited Financial Statements of Rampage Licensing, LLC:
     (Filed herewith as Exhibit 99.3)

         Index to Financial Statements

         Accountants' Report

         Unaudited Balance Sheet at June 30, 2005

         Unaudited Statements of Income for the six months ended June 30, 2005 and 2004

         Unaudited Statements of Members' Equity (Deficit) for the six months ended June 30, 2005 and 2004

         Unaudited Statements of Cash Flows for the six months ended June 30, 2005 and 2004

         Notes to the Unaudited Financial Statements

(b) Pro Forma Financial Information (Filed herewith as Exhibit 99.4)

         Introduction

         Notes to Unaudited Pro Forma Consolidated Financial Statements

         Pro forma Consolidated Balance Sheet at June 30, 2005

         Pro forma Consolidated Statement of Operations for the six months ended June 30, 2005

         Pro forma Consolidated Statement of Operations for the periods ended December 31, 2004

(d)      Exhibits

          Exhibit 2.1* - Asset Purchase Agreement dated September 16, 2005 by and among the Registrant, Rampage Licensing LLC, Rampage.com, LLC, Rampage Clothing Company, Larry Hansel, Bridgette Hansel Andrews, Michelle Hansel, Paul Buxbaum and David Ellis.

          Exhibit 4.1* - Third Amended and Restated Indenture dated as of September 1, 2005 by and among IP Holdings LLC, as issuer, and Wilmington Trust Company, as Trustee.

          Exhibit 23.1 - Consent of Cohn Handler & Co. relating to the financial information and the supplementary information of Rampage for the year ended December 31, 2004.

          Exhibit 23.2 - Consent of Cohn Handler & Co. relating to the financial information of Rampage for the six months ended June 30, 2005.

          Exhibit 99.1* - Note Purchase Agreement by and among IP Holdings LLC, Iconix Brand Group, Inc. and Mica Funding, LLC, dated September 16, 2005.

          Exhibit 99.2 Independent Auditors' Report; Consolidated and Combined Balance Sheet at December 31, 2004; Consolidated and Combined Statement of Income and Changes in Member's Equity for the years ended December 31, 2004; Consolidated and Combined Statement of Cash Flows for the year ended December 31, 2004; Notes to the Consolidated and Combined Financial Statements.

          Exhibit 99.3 Unaudited Consolidated and Combined Balance Sheets at June 30, 2005; Unaudited Consolidated and Combined Statements of Income and Changes in Member's Equity for the six months ended June 30, 2005; Unaudited Combined Statements of Cash Flows for the six months ended June 30, 2005; Notes to the Unaudited Consolidated and Combined Financial Statements

          Exhibit 99.4 Pro forma Consolidated Balance Sheets at June 30, 2005; Pro forma Consolidated Statements of Operations for the six months ended June 30, 2005; Pro forma Consolidated Statements of Operations for the year ended December 31, 2004

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* Previously filed with Registrant's Current Report on Form 8-K filed with the
Securities and Exchange Commission on September 22, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ICONIX BRAND GROUP, INC.
                                          (Registrant)


                                       By: /s/ Neil Cole
                                          Neil Cole
                                          President and Chief Executive Officer


Date: December 2, 2005